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                                                                   EXHIBIT 10.82

                         ACME Television Holdings, LLC
                                   Suite 202
                             10829 Olive Boulevard
                              St. Louis, MO 63141
                    Tel: (314) 989-0566 Fax: (314) 989-0616



                                October 4, 1999

VIA FACSIMILE (561-833-1096)

Devon Paxson, President
DP Media of Battle Creek, Inc.
Suite 204
231 Bradley Place
Palm Beach, FL 44380

Re: WZPX-TV

Dear Mr. Paxson:

         This letter concerns implementation of the Joint Sales Agreement (the "Agreement"), dated April 23, 1999, by and between DP Media of Battle Creek, Inc. ("DP Media") and ACME Television Holdings, LLC ("ACME").

         In order to explore and hopefully facilitate a mutually satisfactory resolution of issues relating to the Agreement, the parties have agreed that, except as otherwise stated in this letter, they will not implement or seek to enforce their respective rights and obligations under the Agreement for a period of thirty (30) days from the date of this letter (the "Standstill Period"), which is the close of business on Thursday, November 4, 1999. Notwithstanding the existence of the Standstill Period, DP Media will honor its obligations under its Secondary Affiliation Agreement with The WB Television Network commencing on 7 a.m. on October 6, 1999.

         It is understood and agreed that neither the execution of this letter nor the existence of the Standstill Period will prejudice any party with respect to its rights or any position which any party has taken or may take in the future with respect to the Agreement and ancillary documents. To that end, the failure of the Term to commence as planned on October 1, 1999 cannot be invoked to the prejudice of either party.

         If this letter accurately and completely reflects our agreement, I would appreciate it if you could sign on the appropriate line below and fax the signed letter back to me and mail the hard copy to me at the above address. Execution of the letter will also confirm that copies of faxed signatures will be deemed sufficient to make this letter agreement effective.





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Devon Paxson, Vice President
October 4, 1999
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                         Sincerely,

                         ACME TELEVISION HOLDINGS, LLC


                         By:   /s/ DOUGLAS GEALY
                               ----------------------------------
                                   Douglas Gealy, President

AGREED:

DP MEDIA OF BATTLE CREEK, INC.

By: /s/ DEVON PAXSON
    --------------------------------
        Devon Paxson, Vice President

cc: Lew Paper (via facsimile)
    Alan Campbell (via facsimile)